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                                                                   EXHIBIT 10.88

                Equity Pledge Agreement-Participation Letter of Shenzhen Bianjie

                   ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF

                             EQUITY PLEDGE AGREEMENT

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD., (registered address: Room 1003 F, No.1027, Changning Road, Changning District, Shanghai) and SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD., (registered address: Room A65, 28 Floor,
No.369, Jiangsu Road, Changning District, Shanghai) (hereinafter the "PARTICIPATED PLEDGOR"), and SHENZHEN BIANJIE BUILDING ADVERTISEMENT CO., LTD. (registered address: Room 1020A, Qunxing Plaza, No. 38 Hongli Road, Futian District, Shenzhen) (hereinafter the "PARTICIPATED TARGET COMPANY"), hereby agree to participate in Equity Pledge Agreement dated on March 28, 2005 between Focus Media Technology (Shanghai) Co., Ltd. (hereinafter "FOCUS MEDIA TECHNOLOGY"), Focus Media Digital Information Technology (Shanghai) Co, Ltd. (hereinafter "FOCUS MEDIA DIGITAL"), Shanghai Focus Media Advertisement Co., Ltd. and other relevant parties (hereinafter the "EQUITY PLEDGE AGREEMENT") as an independent contract party. The Participated Pledgor and the Participated Target Company hereby agree to pledge the equity of the Participated Target Company which constitutes 100% of the registered capital of the Participated Target Company to Focus Media Technology as of the date of this Acknowledgement Letter to secure the following contractual obligations:

1.    Contractual Obligation for the Participated Pledgor:

(a) Contractual Obligation under the Call Option Agreement among Focus Media Technology and other relevant parties dated March 28 2005 (hereinafter the "CALL OPTION AGREEMENT") participated by the Pledgor pursuant to the Acknowledge Letter executed by the Participated Pledgor on the date May 22, 2006; and

(b) Contractual Obligation under the Shareholder's Voting Rights Proxy Agreement among Focus Media Technology and other relevant parties dated March 28 2005

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                Equity Pledge Agreement-Participation Letter of Shenzhen Bianjie

      (hereinafter the "PROXY AGREEMENT") participated by the Pledgor pursuant to the Acknowledge Letter executed by the Participated Pledgor on the date May 22, 2006.

2.    Contractual Obligation for the Participated Target Company:

(a) Contractual Obligation under the Call Option Agreement participated by the Target Company pursuant to the Acknowledge Letter executed by the Participated Target Company on the date May 22, 2006; and

(b) Contractual Obligation under the Proxy Agreement participated by the Target Company pursuant to the Acknowledge Letter executed by the Participated Target Company on the date May 22, 2006.

This Acknowledgement Letter once executed by the Participated Pledgor and Participated Target Company, the Participated Pledgor and the Participated Target Company shall make the same undertakings and warranties with those of Pledgors and Target Companies under the Equity Pledge Agreement (to the extent that is related and applicable to Participating Shareholder and Participated Target Company), agree to perform the obligations of Pledgors and Target Companies stipulated in the Equity Pledge Agreement (to the extent that is related and applicable to Participating Shareholder and Participated Target Company), and admit the rights and obligations of Parties under the Equity Pledge Agreement.

                   [THE REMAINDER OF THIS PAGE IS LEFT BLANK]

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                Equity Pledge Agreement-Participation Letter of Shenzhen Bianjie

                                [EXECUTION PAGE]

SHANGHAI FOCUS MEDIA ADVERISEMENT CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

SHENZHEN BIANJIE BUILDING ADVERTISEMENT CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO, LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006